Exhibit 10.45

Schedule of Omitted Documents

of CNL Healthcare Trust, Inc.

The following lease agreements were not filed as exhibits to Post-effective Amendment No. 1 filed with the Commission on February 28, 2012 pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.8 to said amendment.

1.	Primrose Retirement Community of Casper, Casper, Wyoming, Lease Agreement dated as of February 16, 2012, by and between CHT Casper WY Senior Living, LLC and TSMM Management, LLC.

2.	Primrose Retirement Community of Grand Island, Grand Island, NE, Lease Agreement dated as of February 16, 2012, by and between CHT Grand Island NE Senior Living, LLC and TSMM Management, LLC.

3.	Sweetwater Retirement Community, Billings, Montana, Lease Agreement dated as of February 16, 2012, by and between CHT Billings MT Senior Living, LLC and TSMM Management, LLC.

4.	Primrose Retirement Community of Mansfield, Mansfield, OH, Lease Agreement dated as of February 16, 2012, by and between CHT Mansfield OH, LLC and TSMM Management, LLC.

The following lease agreements were not filed as exhibits to the Form 8-K dated August 31, 2012, filed with the Commission on September 7, 2012 pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.4 to said report.

1.	Lease Agreement dated August 31, 2012, by and between Vinton IA Assisted Living Owner, LLC and Vinton IA Assisted Living Tenant, LLC.

2.	Lease Agreement dated August 31, 2012, by and between Nevada IA Assisted Living Owner, LLC and Nevada IA Assisted Living Tenant, LLC.

The following mortgages were not filed as exhibits to Post-effective Amendment No. 1 filed with the Commission on February 28, 2012 pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.12 to said amendment.

1.	Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of February 16, 2012, made by CHT Casper WY Senior Living, LLC, in favor of KeyBank National Association.

2.	Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of February 16, 2012, made by CHT Grand Island NE Senior Living, LLC, in favor of KeyBank National Association.

3.	Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dates as of February 16, 2012, made by CHT Billings MT Senior Living, LLC, LLC, in favor of KeyBank National Association.

4.	Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of February 16, 2012, made by CHT Mansfield OH Senior Living, LLC, in favor of KeyBank National Association.

The following management agreements were not filed as exhibits to the Quarterly Report on Form 10-Q for the period ended June 30, 2012, filed with the Commission on August 14, 2012 pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.4 to said report.

1.	Management Agreement (Sunrise at Siegen) dated as of June 29, 2012, by and among Sunrise Senior Living Management, Inc., CHTSun Two Baton Rouge LA Senior Living, LLC and CHTSUN Partners IV, LLC.

2.	Management Agreement (Sunrise of Gilbert) dated as of June 29, 2012, by and among Sunrise Senior Living Management, Inc., CHTSun Two Gilbert AZ Senior Living, LLC and CHTSUN Partners IV, LLC.

3.	Management Agreement (Sunrise of Santa Monica) dated as of June 29, 2012, by and among Sunrise Senior Living Management, Inc., AL Santa Monica Senior Housing, LP and CHTSUN Partners IV, LLC.

4.	Management Agreement ((Sunrise of Metairie) dated as of June 29, 2012, by and among Sunrise Senior Living Management, Inc., CHTSun Two Metairie LA Senior Living, LLC and CHTSUN Partners IV, LLC.

5.	Management Agreement (Sunrise of Louisville) dated as of June 29, 2012, by and among Sunrise Senior Living Management, Inc., Sunrise Louisville KY Senior Living, LLC and CHTSUN Partners IV, LLC.

6.	Management Agreement (Sunrise at Fountain Square) dated as of June 29, 2012, by and among Sunrise Senior Living Management, Inc., CHTSun Three Lombard IL Senior Living, LLC and CHTSUN Partners IV, LLC.

The following management agreements were not filed as exhibits to the Form 8-K dated August 31, 2012, filed with the Commission on September 7, 2012 pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.3 to said report.

1.	Management Services Agreement dated August 31, 2012, by and between Provision Living, LLC and Vinton IA Assisted Living Tenant, LLC.

2.	Management Services Agreement dated August 31, 2012, by and between Provision Living, LLC and Nevada IA Assisted Living Tenant, LLC.

The following promissory notes were not filed as exhibits to the Quarterly Report on Form 10-Q for the period ended June 30, 2012, filed with the Commission on August 14, 2012 pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.6 to said report.

1.	Promissory Note ($9,769,000) (Sunrise at Siegen) dated June 29, 2012, made by Baton Rouge LA Senior Living Owner, LLC and CHTSUN Two Baton Rouge LA Senior Living, LLC in favor of The Prudential Insurance Company of America.

2.	Promissory Note ($33,932,000) (Sunrise of Connecticut Avenue) dated June 29, 2012, made by Sunrise Connecticut Avenue Assisted Living Owner, L.L.C. (f/k/a Sunrise Connecticut Avenue Assisted Living, L.L.C.) in favor of The Prudential Insurance Company of America.

3.	Promissory Note ($21,068,000) (Sunrise of Santa Monica) dated June 29, 2012, made by Santa Monica Assisted Living Owner, LLC and AL Santa Monica Housing, LP in favor of The Prudential Insurance Company of America.

4.	Promissory Note ($13,839,000) (Sunrise of Metairie) dated June 29, 2012, made by Metairie LA Senior Living Owner, LLC and CHTSun Two Metairie LA Senior Living, LLC in favor of The Prudential Insurance Company of America.

5.	Promissory Note ($11,674,000) (Sunrise of Louisville) dated June 29, 2012, made by Louisville KY Senior Living Owner, LLC and Sunrise Louisville KY Senior Living, LLC in favor of The Prudential Insurance Company of America.

6.	Promissory Note ($17,657,000) (Sunrise at Fountain Square) dated June 29, 2012, made by Lombard IL Senior Living Owner, LLC and CHTSun Three Lombard IL Senior Living, LLC in favor of The Prudential Insurance Company of America.

The following promissory notes were not filed as exhibits to Form 8-K dated August 31, 2012, filed with the Commission on September 7, 2012 pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.2 to said report.

1.	Multifamily Note ($11,031,000.00) dated as of August 31, 2012, made by CHT Billings MT Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

2.	Multifamily Note ($12,758,000.00) dated as of August 31, 2012, made by CHT Casper WY Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

3.	Multifamily Note ($12,245,000.00) dated as of August 31, 2012, made by CHT Mansfield OH Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

4.	Multifamily Note ($10,157,000.00) dated as of August 31, 2012, made by CHT Marion OH Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

The following deeds of trust and security agreements were not filed as exhibits to the Quarterly Report on Form 10-Q for the period ended June 30, 2012, filed with the Commission on August 14, 2012 pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.7 to said report.

1.	First Multiple Indebtedness Mortgage and Security Agreement (Sunrise at Siegen) dated as of June 29, 2012, made by Baton Rouge LA Senior Living Owner, LLC and CHTSun Two Baton Rouge LA Senior Living, LLC (f/k/a MetSun Two Baton Rouge LA Senior Living, LLC) to The Prudential Insurance Company of America.

2.	First Amended and Restated Deed of Trust and Security Agreement (Sunrise of Connecticut Avenue) dated as of June 29, 2012, made by Sunrise Connecticut Avenue Assisted Living Owner, L.L.C. (f/k/a Sunrise Connecticut Avenue Assisted Living, L.L.C.) to First American Title Insurance Company (Trustee) f/b/o the Prudential Insurance Company of America.

3.	First Amended and Restated Deed of Trust, Security Agreement and Fixture Filing (Sunrise of Santa Monica) dated as of June 29, 2012, made by Santa Monica Assisted Living Owner, LLC and AL Santa Monica Senior Housing, LP to First American Title Insurance Company (Trustee) f/b/o The Prudential Insurance Company of America.

4.	First Multiple Indebtedness Mortgage and Security Agreement (Sunrise of Metairie) dated as of June 29, 2012, made by Metairie LA Senior Living Owner, LLC and CHTSun Two Metairie LA Senior Living, LLC (f/k/a MetSun Two Metairie LA Senior Living, LLC) to The Prudential Insurance Company of America.

5.	First Mortgage and Security Agreement (Sunrise of Louisville) dated as of June 29, 2012, made by Louisville KY Senior Living Owner, LLC and Sunrise Louisville KY Senior Living, LLC to The Prudential Insurance Company of America.

6.	First Mortgage and Security Agreement (Sunrise at Fountain Square) dated as of June 29, 2012, made by Lombard IL Senior Living Owner, LLC and CHTSun Three Lombard IL Senior Living, LLC (f/k/a MetSun Three Lombard IL Senior Living, LLC) to The Prudential Insurance Company of America.

7.	Second Deed of Trust and Security Agreement (Sunrise of Gilbert) dated as of June 29, 2012 made by Gilbert AZ Senior Living Owner , LLC and CHTSun Two Gilbert AZ Senior Living, LLC to First American Title Insurance Company (Trustee) f/b/o The Prudential Insurance Company of America.

8.	Second Multiple Indebtedness Mortgage and Security Agreement (Sunrise at Siegen) dated as of June 29, 2012, made by Baton Rouge LA Senior Living Owner, LLC and CHTSun Two Baton Rouge LA Senior Living, LLC to The Prudential Insurance Company of America.

9.	Second Amended and Restated Deed of Trust and Security Agreement (Sunrise of Connecticut Avenue) dated as of June 29, 2012, made by Sunrise Connecticut Avenue Assisted Living Owner, L.L.C. (f/k/a Sunrise Connecticut Avenue Assisted Living, L.L.C.) to First American Title Insurance Company (Trustee) f/b/o The Prudential Insurance Company of America.

10.	Second Amended and Restated Deed of Trust, Security Agreement and Fixture Filing (Sunrise of Santa Monica) dated as of June 29, 2012, made by Santa Monica Assisted Living Owner, LLC and AL Santa Monica Senior Housing, LP to First American Title Insurance Company (Trustee) f/b/o The Prudential Insurance Company of America.

11.	Second Multiple Indebtedness Mortgage and Security Agreement (Sunrise at Metairie) dated as of June 29, 2012, made by Metairie LA Senior Living Owner, LLC and CHTSun Two Metairie LA Senior Living, LLC (f/k/a MetSun Two Metairie LA Senior Living, LLC) to The Prudential Insurance Company of America.

12.	Second Mortgage and Security Agreement (Sunrise of Louisville) dated as of June 29, 2012, made by Louisville KY Senior Living Owner, LLC and Sunrise Louisville KY Senior Living, LLC to The Prudential Insurance Company of America.

13.	Second Mortgage and Security Agreement (Sunrise at Fountain Square) dated as of June 29, 2012, made by Lombard IL Senior Living Owner, LLC and CHTSun Three Lombard IL Senior Living, LLC (f/k/a MetSun Three Lombard IL Senior Living, LLC to The Prudential Insurance Company of America.

The following mortgage agreements were not filed as exhibits to the Form 8-K dated August 31, 2012, filed with the Commission on September 7, 2012 pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.4 to said report.

1.	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Nebraska) dated as of August 31, 2012, by CHT Grand Island NE Senior Living, LLC to Chicago Title Insurance Company f/b/o Keycorp Real Estate Capital Markets, Inc.

2.	Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Wyoming) dated as of August 31, 2012, by CHT Casper WY Senior Living, LLC f/b/o Keycorp Real Estate Capital Markets, Inc.

3.	Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Ohio) dated as of August 31, 2012, by CHT Mansfield OH Senior Living, LLC f/b/o Keycorp Real Estate Capital Markets, Inc.

4.	Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Ohio) dated as of August 31, 2012, by CHT Marion OH Senior Living, LLC f/b/o Keycorp Real Estate Capital Markets, Inc.

The following mortgage agreements were not filed as exhibits to the Form 8-K dated August 31, 2012, filed with the Commission on September 7, 2012 pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.4 to said report.

1.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated August 31, 2012, made by Vinton IA Assisted Living Owner, LLC and Vinton IA Assisted Living Tenant, LLC in favor of KeyBank National Association.

2.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated August 31, 2012, made by Nevada IA Assisted Living Owner, LLC and Nevada IA Assisted Living Tenant, LLC in favor of KeyBank National Association.

The following recourse liabilities guaranties were not filed as exhibits pursuant to the Quarterly Report on Form 10-Q for the period ended June 30, 2012, filed with the Commission on August 14, 2012 pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.8 to said report.

1.	Recourse Liabilities Guaranty (Sunrise at Siegen) dated June 29, 2012, given by CNL Healthcare Trust, Inc. and Sunrise Senior Living Investments, Inc. f/b/o The Prudential Insurance Company of America.

2.	Amended and Restated Recourse Liabilities Guaranty (Sunrise of Connecticut Avenue) dated June 29, 2012, given by CNL Healthcare Trust, Inc. and Sunrise Senior Living Investments, Inc. f/b/o The Prudential Insurance Company of America.

3.	Amended and Restated Recourse Liabilities Guaranty (Sunrise of Santa Monica) dated June 29, 2012, given by CNL Healthcare Trust, Inc. and Sunrise Senior Living Investments, Inc. f/b/o The Prudential Insurance Company of America.

4.	Recourse Liabilities Guaranty (Sunrise of Metairie) dated June 29, 2012, given by CNL Healthcare Trust, Inc. and Sunrise Senior Living Investments, Inc. f/b/o The Prudential Insurance Company of America.

5.	Recourse Liabilities Guaranty (Sunrise of Louisville) dated June 29, 2012, given by CNL Healthcare Trust, Inc. and Sunrise Senior Living Investments, Inc. f/b/o The Prudential Insurance Company of America.

6.	Recourse Liabilities Guaranty (Sunrise at Fountain Square) dated June 29, 2012, given by CNL Healthcare Trust, Inc. and Sunrise Senior Living Investments, Inc. f/b/o The Prudential Insurance Company of America.

The following non-recourse obligations were not filed as exhibits to the Form 8-K dated August 31, 2012, filed with the Commission on September 7, 2012 pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.3 to said report.

1.	Guaranty of Non-Recourse Obligations dated as of August 31, 2012, given by CNL Healthcare Trust, Inc. f/b/o Keycorp Real Estate Capital Markets, Inc.

2.	Guaranty of Non-Recourse Obligations dated as of August 31, 2012, given by CNL Healthcare Trust, Inc. f/b/o Keycorp Real Estate Capital Markets, Inc.

3.	Guaranty of Non-Recourse Obligations dated as of August 31, 2012, given by CNL Healthcare Trust, Inc. f/b/o Keycorp Real Estate Capital Markets, Inc.

4.	Guaranty of Non-Recourse Obligations dated as of August 31, 2012, given by CNL Healthcare Trust, Inc. f/b/o Keycorp Real Estate Capital Markets, Inc.

The following loan and security agreements were not filed as exhibits pursuant to the Form 8-K dated August 31, 2012, filed with the Commission on September 7, 2012 pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.1 to said report.

1.	Multifamily Loan and Security Agreement dated as of August 31, 2012, by and between CHT Billings MT Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

2.	Multifamily Loan and Security Agreement dated as of August 31, 2012, by and between CHT Casper WY Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

3.	Multifamily Loan and Security Agreement dated as of August 31, 2012, by and between CHT Mansfield OH Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

4.	Multifamily Loan and Security Agreement dated as of August 31, 2012, by and between CHT Marion OH Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

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